SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 24, 2014

EMAV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________

DELAWARE	000-53492	26-3167800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Main Street, Suite 300
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 851-5996
(Registrant's telephone number including area code)

(Former name or former address, if changed since last report)
_____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On 24 February 2014 Electric Motors and Vehicles Company (“EMAV”), the wholly-owned subsidiary of EMAV Holdings, Inc. (“Holdings”), entered into a Consultant Financial Agreement (the “Consultant Agreement”) with Commercial Capital Plus (“Commercial Capital”). The Consultant Agreement provides that, among other things, Commercial Capital shall serve as the Company’s non-exclusive provider of advisory services for purposes of obtaining grant funding from the United States federal government. As part of those services Commercial Capital shall provide an introduction to a lobbyist with which it works for purposes of advancing EMAV’s grant funding applications. For these services EMAV shall pay Commercial Capital contingent compensation based upon the following: (i) ten percent (10%) of all grant funding received by EMAV, payable upon receipt of each grant; and, (ii) four percent (4%) of all amounts received from US government contracts procured through the efforts of Commercial Capital. There is no other relationship between Holdings and EMAV with Commercial Capital or their respective directors, officers, and controlling stockholders.

The foregoing descriptions of the Consultant Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Consultant Agreement. A copy of the form of the Consultant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On 25 February 2014 EMAV entered into an agreement (the “Burkman Agreement”) with J.M. Burkman & Associates LLC (“Burkman”). Burkman is a federally registered lobbyist referred to EMAV by Commercial Capital as part of its obligations under the Consultant Agreement. The Burkman Agreement provides that, among other things, for a two-year term Burkman shall serve as the exclusive lobbyist for EMAV for the purpose of generating both federal funding and federal business. For these services EMAV shall pay Burkman the sum of $60,000, payable in installments over a period of no less than 17-days from the execution of the Burkman Agreement. Burkman will also be paid additional contingent compensation by Commercial Capital from amounts paid under the Consultant Agreement; however, no additional compensation will be paid by EMAV directly to Burkman under the Burkman Agreement. There is no other relationship between Holdings and EMAV with Burkman or their respective directors, officers, and controlling stockholders.

The foregoing descriptions of the Burkman Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Burkman Agreement. A copy of the form of the Burkman Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Consultant Agreement

10.2	Burkman Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 28 February 2014	EMAV HOLDINGS, INC.

By: /s/ Keith A. Rosenbaum
KEITH A. ROSENBAUM,
Chief Executive Officer